UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

DECARBONIZATION PLUS ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following communications were made available on June 27, 2021 by Decarbonization Plus Acquisition Corporation (“DCRB”) and Hyzon Motors Inc. on their respective websites at www.dcrbplus.com and www.hyzonmotors.com, directing viewers to the following webpage on DCRB’s website.

Your Vote Matters
Every vote is important. Regardless of the number of shares you hold, we encourage you to make your voice heard and vote today in favor of the business combination with Hyzon Motors!
If you owned Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB) (“DCRB”) stock as of the close of business on June 1, 2021, we encourage you to vote as soon as possible and before 11:59pm ET on July 14, 2021 in favor of the business combination with Hyzon Motors Inc. (“Hyzon”).

HOW TO VOTE
Your vote matters. Decarbonization Plus Acquisition Corporation (“DCRB”) encourages all stockholders to vote today in favor of the business combination with Hyzon!
VOTING IS SIMPLE. THERE ARE THREE WAYS TO VOTE:
1. Vote Online
(Highly recommended):
Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote online, you will need your voting control number, which you can find on your Voting Instruction Form.
2. Vote by Telephone:
Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote via the automated telephone service, you will need your voting control number, which you can find on your Voting Instruction Form.
2. Vote by Mail:
Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To send in your vote via mail, you will need your voting control number, which you can find on your Voting Instruction Form.
*If Voting by Mail, to ensure your vote is handled properly, be sure to:
Mark, sign and date your Voting Instruction Form;
Fold and return your Voting Instruction Form in the postage-paid envelope provided; and
Postmark your Voting Instruction Form no later than July 8, 2021.
YOUR CONTROL NUMBER IS FOUND ON YOUR VOTING INSTRUCTION FORM
If you did not receive or have misplaced your Voting Instruction Form, contact your bank, broker or other nominee for a form replacement or to obtain your control number. You will need this in order to vote. A bank, broker or other nominee is a person or firm that acts as an intermediary between an investor and the stock exchange who can help you vote your shares.
Have questions or need help voting your shares? Read on for more information, or call or email Morrow Sodali, DCRB’s proxy solicitor, at (800) 662-5200 or DCRB.info@investor.morrowsodali.com.

FAQS HOW DO I VOTE MY SHARES?
If you were a DCRB holder of record on the June 1, 2021 record date for the special meeting of our stockholders (“Special Meeting”), you may vote with respect to the proposals online at the virtual Special Meeting or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If your shares were held in “street name” (meaning you purchased through a broker, bank or other nominee) as of the close of business on June 1, 2021, contact them immediately to obtain your control number and instructions to vote online or by telephone.
WHEN DO I NEED TO VOTE BY?
We encourage you to vote as soon as possible and before 11:59 p.m. ET on July 14, 2021. If you vote by mail, we suggest you postmark your signed Voting Instruction Form by July 8, 2021 to account for shipping time.
WHO SHOULD I CONTACT WITH QUESTIONS?
If you need assistance voting your shares, please call Morrow Sodali LLC, DCRB’s proxy solicitor, toll-free at (800) 662-5200 or send an e-mail to DCRB.info@investor.morrowsodali.com. Banks and brokers can place a collect call to Morrow Sodali at (203) 658-9400.
CAN I STILL VOTE IF I NO LONGER OWN MY SHARES?
Yes, if you owned DCRB shares as of the close of business on June 1, 2021, the record date for the Special Meeting, you can still vote your shares even if you no longer own them.
WHERE CAN I FIND MY CONTROL NUMBER?
Your voting control number is the number provided on your Voting Instruction Form in large bold text that was mailed (or e-mailed) to you with your proxy materials. If your shares are held by a bank, broker or other nominee and you cannot locate your control number, you will need to contact them to obtain your control number.
HOW LONG WILL IT TAKE TO VOTE?
Voting is simple and designed to take just a few minutes, depending on how you vote. We recommend voting online for the quickest experience.
HOW DO I ATTEND THE SPECIAL MEETING ON JULY 15, 2021 AT 10:00 AM EST?
The Special Meeting will be held in an exclusively virtual format on July 15, 2021 at 10:00 AM EST, via live webcast at https://www.cstproxy.com/decarbonizationplusacquisition/sm2021.
WHAT IF I WANT TO VOTE BY MAIL OR PHONE?
You can vote in one of three ways: online, by telephone or by mail. If you need assistance voting your shares, please call Morrow Sodali LLC, DCRB’s proxy solicitor, toll-free at (800) 662-5200 or e-mail at DCRB.info@investor.morrowsodali.com.
WHERE CAN I GO FOR HELP LOGGING IN TO EXERCISE MY VOTE?
Contact your brokerage firm. A list of the top brokerage firms is below to get you started:
Ally Ameritrade BNY Mellon Charles Schwab CITIBANK
E*Trade Interactive Brokers Fidelity Firsttrade J.P. Morgan Securities LLC Merrill Morgan Stanley National Financial Services LLC
Pershing LLC Robinhood TD Ameritrade TradeStation Vangaurd Brokerage Services Webull Wells Fargo Clearing Services

Important Information for Investors and Stockholders In connection with the proposed business combination between Hyzon and DCRB, DCRB filed a proxy statement and other relevant documents with the U.S. Securities and Exchange Commission (the “SEC”). Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC because they contain important information about DCRB, Hyzon and the proposed business combination. Stockholders may obtain a free copy of the proxy statement, as well as other filings containing information about DCRB, Hyzon and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov. Participants in the Solicitation DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the proposed business combination and the other matters set forth in the proxy statement. Information regarding DCRB’s directors and executive officers is available in DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and under the heading “Information About DCRB” in DCRB’s definitive proxy statement relating to the proposed business combination filed with the SEC on June 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement relating to the proposed business combination. Forward Looking Statements This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, including those regarding DCRB’s proposed acquisition of Hyzon and DCRB’s ability to consummate the transaction, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of DCRB’s Current Report on Form 8-K filed with the SEC on February 9, 2021, the “Risk Factors” section of DCRB’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations. Powered By Q4 Inc. 5.56.0.1 CONTACT info@dcrbplus.com 212-993-0076 HOME TEAM DCRB DCRN DCRC NEWS CONTACT

***

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s definitive proxy statement filed with the SEC on June 21, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed a definitive proxy statement with the SEC on June 21, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.